EXHIBIT 99.1

BioCryst Announces Sale of European ORLADEYO® (berotralstat) Business to Neopharmed Gentili for up to $264 Million

—Neopharmed Gentili will pay BioCryst $250 million upfront for the European assets and rights related to ORLADEYO, and up to $14 million in future milestones—

—BioCryst plans to use proceeds to retire all remaining term debt, which will eliminate approximately $70 million of future interest payments over remaining life of the loan—

—With this transaction, BioCryst expects to end 2027 with approximately $700 million in cash and no term debt (an increase of $400 million from prior 2027 net cash guidance)—

RESEARCH TRIANGLE PARK, N.C., June 27, 2025 (GLOBE NEWSWIRE) -- BioCryst Pharmaceuticals, Inc. (Nasdaq: BCRX) today announced that it has entered into a definitive agreement to sell its European ORLADEYO® (berotralstat) business to Neopharmed Gentili for up to $264 million.

BioCryst plans to use the proceeds from the transaction to retire all remaining term debt ($249 million) from Pharmakon, which will eliminate approximately $70 million of future interest payments.

The company now expects to end 2027 with approximately $700 million in cash and no term debt. This represents an increase of $400 million to prior 2027 net cash guidance.

“This transaction is consistent with our strategy of making ORLADEYO available to patients in Europe through the team we built, and it now provides the capital to retire our remaining term debt, leaving us with a significantly higher margin business. Our increased profitability puts us in an even stronger position to create value well into the next decade through sustainable ORLADEYO growth, our pipeline, and potential external opportunities,” said Jon Stonehouse, president and chief executive officer of BioCryst.

“This transaction marks the beginning of a new path for Neopharmed Gentili, projecting the company onto the international stage and rare disease field, leveraging its deep Italian roots and welcoming a successful and experienced European team. This acquisition confirms and further strengthens our long-term growth trajectory, consolidating our position as a leading European specialty pharmaceutical company,” said Alessandro Del Bono, president and chief executive officer of Neopharmed Gentili.

Transaction Details

  Upon closing, which is expected by early October, Neopharmed Gentili will pay BioCryst $250 million upfront for the European assets and rights related to ORLADEYO, and up to $14 million in future milestones associated with sales in Central and Eastern Europe.

  Neopharmed Gentili is acquiring BioCryst’s European organization, which will enable commercial continuity for ORLADEYO and result in at least $50 million in expected annual operating expense savings to BioCryst.

  Neopharmed Gentili will be responsible for all royalties related to European sales in the territory.

    European ORLADEYO revenues will still be credited to BioCryst in determining global royalty tiers (no royalty due on global revenues >$550 million) and count towards the cap on the OMERS royalty.

BofA Securities, Inc. and TD Cowen are serving as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to BioCryst.

Centerview Partners UK LLP is acting as exclusive financial advisor and White & Case LLP is acting as legal advisor to Neopharmed Gentili.

Conference Call and Webcast
BioCryst management will host a conference call and webcast at 8:30 a.m. ET today to discuss the transaction. The live call may be accessed by dialing 1-844-481-2942 for domestic callers and 1-412-317-1866 for international callers. A live webcast and replay of the call will be available online in the investors section of the company website at www.biocryst.com.

About BioCryst Pharmaceuticals
BioCryst Pharmaceuticals is a global biotechnology company with a deep commitment to improving the lives of people living with hereditary angioedema and other rare diseases. BioCryst leverages its expertise in structure-guided drug design to develop first-in-class or best-in-class oral small-molecule and protein therapeutics to target difficult-to-treat diseases. BioCryst has commercialized ORLADEYO® (berotralstat), the first oral, once-daily plasma kallikrein inhibitor, and is advancing a pipeline of small-molecule and protein therapies. For more information, please visit www.biocryst.com or follow us on LinkedIn.

About Neopharmed Gentili
Neopharmed Gentili is a pharmaceutical company founded in Italy with historic roots in its territory, which is rapidly expanding beyond national borders thanks to a consolidated and reliable experience in M&A and licensing transactions, especially with multinational partners. Research, responsibility, and care are the pillars that guide Neopharmed Gentili’s mission to improve the health and quality of life of patients, caregivers, and healthcare personnel. Neopharmed Gentili’s ambition is to help people live long and healthy lives, acting with ethical value and scientific precision, and offering solutions with high therapeutic value. For more information, please visit www.neogen.it

Forward-Looking Statements
This press release contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed sale of BioCryst Ireland Limited (the “Company”) to Neopharmed Gentili S.p.A (the “Purchaser” and such sale, the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on BioCryst’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Seller, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond BioCryst’s, the Company’s and the Purchaser’s control. BioCryst’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the Transaction, including future financial and operating results and the Seller’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts. Some of the factors that could affect the forward-looking statements contained herein include: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of the Purchaser to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) the risk that disruptions from the Transaction will harm the Seller’s business, including current plans and operations; (iv) the ability of the Seller to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting BioCryst’s and the Company’s businesses; (viii) general economic and market developments and conditions; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect BioCryst’s financial performance; (x) certain restrictions during the pendency of the Transaction that may impact BioCryst’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as BioCryst’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction; (xv) competitive responses to the Transaction; and (xvi) the risks and uncertainties pertaining to BioCryst’s and the Company’s businesses, including the commercial viability of ORLADEYO and its ability to achieve sustained market acceptance and demand. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on BioCryst’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and BioCryst does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which identify important factors that could cause actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

BCRXW

Contact:
John Bluth
+1 919 859 7910
jbluth@biocryst.com